EXHIBIT 99.1

AEGION

Stronger. Safer. Infrastructure.®

February 28, 2018
St. Louis, Missouri

AEGION CORPORATION REPORTS 2017 FULL YEAR AND FOURTH QUARTER FINANCIAL RESULTS

2018 adjusted earnings per share expected to increase more than 30 percent on market strength and improved execution

- Revenues reached a record $1.36 billion in FY'17 compared to $1.22 billion in FY'16, an increase of 11 percent, driven by growth across all three segments.
- FY'17 loss per diluted share was $2.08 compared to income of $0.84 per diluted share in FY'16. FY'17 adjusted (non-GAAP)[1] earnings per diluted share were $1.03 compared to $1.10 in FY'16.
- Adjusted operating income in FY'17 grew 9.9 percent compared to FY'16, driven by increases within Corrosion Protection, Energy Services and Infrastructure Solutions' North America CIPP businesses that were partly offset by losses within the restructured businesses.
- New orders increased 20 percent in FY'17 to $1.36 billion. Contract backlog as of December 31, 2017 was $689.0 million, an increase of $96.2 million, or 16 percent, from contract backlog at December 31, 2016, each excluding backlog for the large deepwater pipe coating and insulation project, which was substantially completed during FY'17.

[1]Adjusted (non-GAAP) results exclude certain charges related to the Company's restructuring activities, goodwill and intangible asset impairments, acquisition and divestiture-related expenses, impacts from the Tax Cuts and Jobs Act, impacts from 2016 legal settlements and reversal of a contingency reserve. Reconciliation of adjusted results begins on page 8.

2017 HIGHLIGHTS

- Infrastructure Solutions set new records in FY'17 for both revenues of $612.2 million and new orders of $658.1 million. Strong top-line results were offset by nearly $16 million of adjusted losses, or $0.33 adjusted earnings per diluted share, from portions of the business subject to restructuring actions in Denmark, Australia and Fyfe North America.
- Corrosion Protection delivered near record revenues of $456.1 million and a more than threefold increase in operating income in FY'17 compared to FY'16, driven by the successful execution of the large deepwater pipe coating and insulation project.
- Energy Services revenues grew 17 percent and adjusted operating margin improved 160 basis points from FY'16 on growth across all revenue streams.

"Aegion's order intake growth across all three segments was a highlight of 2017. Resulting strong revenues and execution generated record contributions from the North America CIPP business and a marked turnaround at Energy Services. We also successfully completed the large deepwater pipe coating and insulation project. These results helped offset significant losses in the restructured businesses as well as execution challenges within our U.S. cathodic protection operations.

Looking forward, we feel confident in the decisive actions we have taken to return troubled businesses to profitability in 2018. These efforts, combined with ongoing market strength and our backlog position, drive our favorable outlook for adjusted diluted earnings per share improvement of more than 30 percent in 2018."

Charles R. Gordon, President and Chief Executive Officer



Revenues
$1,221.9
$1,359.0
11.2%
2016
2017
Gross Profit
$253.2
$284.8
12.5%
$257.1
$285.0
10.9%
2016
2017
2016
2017
Operating Income (Loss)
$50.8
$(94.0)
$(43.2)
$63.8
$70.2
$6.4
2016
2017
2016
2017
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP)1 results
Gross Margin
20.7%
21.0%
21.0%
21.0%
2016
2017
2016
2017
Operating Margin
4.2%
(3.2)%
5.2%
5.2%
2016
2017
2016
2017

INFRASTRUCTURE SOLUTIONS DELIVERED RECORD REVENUES AND NEW ORDERS IN FY'17



Revenues
$571.6
$612.2
7.1%
2016
2017
Gross Profit
$141.7
$140.8
(0.6)%
$145.3
$141.0
(3.0)%
2016
2017
2016
2017
Operating Income (Loss)
$53.5
$(115.3)
$(61.8)
$56.1
$43.3
$(12.8)
2016
2017
2016
2017
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results
Gross Margin
24.8%
23.0%
25.4%
23.0%
2016
2017
2016
2017
Operating Margin
9.4%
(10.1)%
9.8%
7.1%
2016
2017
2016
2017

2017 Highlights

- Revenues grew 7.1 percent to a record $612.2 million, led by record new orders growth of 21.0 percent to $658.1 million.
- Results driven by strength in North America CIPP rehabilitation, which contributed nearly 80 percent to segment adjusted gross profit.
- CIPP contracting operations in Australia and Denmark, coupled with the Tyfo® Fibrwrap® North America operation, all undergoing restructuring actions, experienced FY'17 adjusted operating losses of nearly $16 million.

The market strength and sales performance that drove record 2017 order intake position the segment to deliver revenue growth in the low to mid-single digit range in 2018, exceeding the high-water mark achieved in 2017. Additionally, the restructuring actions taken to reduce costs in Infrastructure Solutions are expected to drive marked improvements in profitability in 2018.

2018 Outlook

Revenues for Infrastructure Solutions are expected to grow in the low to mid-single digit range. Adjusted operating margins are expected to improve between 100 and 200 basis points from the 7.1 percent achieved in FY'17.

- Contract backlog at December 31, 2017 remains near historical highs at $328.9 million, even after the strongest full-year revenue delivery in the segment's history.
- Profitability improvement in 2018 will be driven primarily by recovery within restructured businesses.
- Additional catalysts for growth include further penetration into the pressure pipe market, investments in underserved North America CIPP regions and improved product sales.



Infrastructure Solutions
Contract Backlog
$283.4
$328.9
16.1%
12/31/16
12/31/17
in USD millions, except percentage

CORROSION PROTECTION DELIVERED FY'17 IMPROVEMENT ACROSS ALL KEY FINANCIAL MEASURES



Revenues
$401.5
$456.1
13.6%
2016
2017
Gross Profit
$83.3
$108.2
30.0%
$83.5
$108.3
29.6%
2016
2017
2016
2017
Operating Income
$1.8
$12.4
$10.6
$6.4
$20.6
$14.2
2016
2017
2016
2017
Gross Margin
20.7%
23.7%
20.8%
23.7%
2016
2017
2016
2017
Operating Margin
0.5%
2.7%
1.6%
4.5%
2016
2017
2016
2017
in USD millions, except percentages
– GAAP results
– Adjusted (non-GAAP) results

2017 Highlights

- FY'17 adjusted operating income growth of $14.2 million was bolstered by successful execution of the $130 million deepwater project – the largest in the Company's history.
- New orders in FY'17 grew 16.3 percent over the prior year to $398 million, led by large project awards for robotic field-joint coating services.
- Within the cathodic protection businesses, operational challenges in the U.S. combined with market weakness in Canada dampened FY'17 results. However, performance improved sharply in 2H'17 following the addition of new leadership in the U.S. business and completion of restructuring activities in Canada.

Corrosion Protection is well positioned for 2018 on the back of market strength and expected successful completion of the large international robotic field-joint coating projects. We also welcomed industry-veteran Brian Groody as the new segment president in January. His leadership, as well as additional key resource investments within the segment, is expected to drive a renewed focus on operational excellence and improved profitability, particularly within the U.S. cathodic protection business.

2018 Outlook

Revenues for Corrosion Protection are expected to decline between 10 and 15 percent from FY'17, reflecting the lost contribution from the large deepwater project. Excluding the large project, revenues are projected to increase 15 to 20 percent. Adjusted operating margins are expected to be between 3 and 4 percent. Current projections include Bayou results through the first quarter of 2018.

- Backlog was 30.6 percent higher at December 31, 2017, compared to the prior year end, excluding the deepwater project.
- Cathodic protection adjusted gross margins are expected to return to historical levels during 2018.
- Work commenced on the large robotic field-joint coating services projects in Q4'17. Successful execution on these projects will be a key earnings contributor in 2018.



Corrosion Protection
Contract Backlog
– Large deepwater project
– Remaining
$213.4
(27.0)%
$96.8
$155.7
$3.5
$116.6
$152.2
30.6%
12/31/16
12/31/17
in USD millions, except percentage

ENERGY SERVICES DELIVERED FOUR CONSECUTIVE QUARTERS OF YEAR-OVER-YEAR PROFIT GROWTH


Revenues
$248.9
$290.7
16.8%
2016
2017


Gross Profit
$28.2
$35.7
26.7%
$28.2
$35.7
26.7%
2016
2017
2016
2017


Operating Income (Loss)
$6.2
$10.7
$(4.5)
$6.2
$4.9
$1.3
2016
2017
2016
2017

in USD millions, except percentages

- GAAP results
- Adjusted (non-GAAP) results


Gross Margin
11.3%
12.3%
11.3%
12.3%
2016
2017
2016
2017


Operating Margin
2.1%
(1.8)%
2.1%
0.5%
2016
2017
2016
2017

2017 Highlights

- Revenues grew 16.8 percent in FY'17, driven by growth across all three service lines: maintenance, turnaround and construction.
- Adjusted gross margin and adjusted operating margin increases were driven by continued improvements in labor utilization and a greater mix of higher value services.
- New orders for FY'17 increased 23.0 percent to $306.0 million compared to FY'16, driven by double-digit growth in all service lines.
- Results reflect investments to further grow share with customers and manage the successful completion of labor transitions at refineries to comply with local labor laws.

The strength in Energy Services reflects significant benefits from restructuring efforts taken in 2016 to better position the segment for long-term success. Energy Services is a key service provider to West Coast refineries and expects to continue to expand revenues and margins in 2018 through ongoing growth in base maintenance activities and improving share of services with existing customers.

2018 Outlook

Energy Services is expected to deliver mid-single digit revenue growth in 2018, following strong increases in 2017. Adjusted operating margins are expected to improve between 75 and 150 basis points.

- Backlog as of December 31, 2017 grew 7.8 percent from the prior year end to $207.8 million, driven primarily by an increase in maintenance services.
- The Company continues to transition its workforce at refinery customers to comply with state labor laws.


Energy Services
Contract Backlog
$192.8
$207.8
7.8%
12/31/16
12/31/17

in USD millions, except percentage

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.

STRATEGIC ACTIONS

- In August 2017, the Company announced a series of strategic actions intended to generate more predictable and sustainable long-term earnings growth. Activity during 2017 included:
    - Initiating a process to divest the Corrosion Protection's pipe coating and insulation business in Louisiana.
    - Restructuring activities associated with the decision to exit the Infrastructure Solutions' North America activity for non-pressure pipe contracting applications of the Tyfo® system.
    - Restructuring activities associated with realigning the Infrastructure Solutions' operations in Australia and Denmark.
    - Restructuring activities associated with Corrosion Protection's operations in Canada, which also included downsizing activities reflecting current and anticipated market conditions.
    - Implementation of other cost savings initiatives across the Company.
- Total charges of $110.1 million were incurred in 2017 related to the above restructuring actions, which included cash charges of $13.7 million and a related impairment charge of $86 million. For 2017 and 2018, total restructuring and impairment charges are estimated to be between $115 and $120 million, with total cash charges of $19 to $21 million, most of which are expected to be completed before the end of 1H'18.
- The Company expects the restructuring actions and other cost reduction initiatives to achieve annualized cost reductions in excess of $20 million. Cost reductions are partially offset by strategic investments made across the Company.

TAX CUTS AND JOBS ACT

Aegion has completed an initial assessment of the impact of the Tax Cuts and Jobs Act. The Company expects its 2018 effective tax rate will be between 23 and 24 percent. In the fourth quarter of 2017, the Company also recorded a provisional estimated net tax expense of $2.4 million, which consisted of a charge of $10.4 million for the deemed mandatory repatriation of undistributed foreign earnings, reduced by a $7.1 million release of a deferred tax liability on unremitted foreign earnings and $0.9 million of other reform-related impacts. This one-time charge was excluded from adjusted (non-GAAP) earnings per diluted share. The impacts of the legislation may differ materially from this estimate (and the amount of the provisional charge may be adjusted over the course of 2018) due to changes in interpretations and assumptions the Company has made, guidance that may be issued and actions the Company may take as a result of the tax legislation.

CREDIT FACILITY AMENDMENT

On February 27, 2018, the Company amended its existing Credit Facility to, among other items:

- Extend the expiration date from October 2020 to February 2023;
- Allow the sale of the Company's pipe coating and insulation business in Louisiana; and
- Update the credit facility's defined terms to allow for the add-back of certain charges related to the 2017 Restructuring when calculating our compliance with financial covenants.

In the event of the sale of the Company's pipe coating and insulation business, the net cash proceeds are required to first be applied against any outstanding borrowings on the revolving line of credit. Additionally, upon such a sale, the aggregate principal amount of the revolving line of credit will be reduced from $300.0 million to $275.0 million.

In October 2017, the Company's board of directors authorized a program to repurchase up to $40.0 million of the Company's common stock in 2018 open market transactions. The recent credit facility amendment limits open market share repurchases to $30.0 million in 2018, with flexibility to increase levels to $40.0 million in 2019 and beyond, pursuant to further board of directors approval.

About Aegion Corporation (NASDAQ: AEGN)
Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding innovative solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities. Aegion is committed to Stronger. Safer. Infrastructure.® More information about Aegion can be found at www.aegion.com.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2016, filed with the Securities and Exchange Commission on March 1, 2017, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

Information regarding the impact of the Tax Cuts and Jobs Act consists of preliminary estimates which are forward-looking statements and are subject to change, possibly materially. Information regarding the impacts of the Tax Cuts and Jobs Act is based on our current calculations, as well as our current interpretations, assumptions and expectations, which are subject to further change.

About Non-GAAP Financial Measures
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share. The adjusted earnings per share in the fourth quarters and years ended December 31, 2017 and 2016 exclude charges related to the Company's restructuring efforts, goodwill and intangible asset impairments, acquisition and divestiture-related activities, impacts from the Tax Cuts and Jobs Act, impacts from 2016 legal settlements and reversal of a contingency reserve.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Fibrwrap®, Tyfo® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates.
(AEGN-ER)

CONTACT: Aegion Corporation
David F. Morris, Executive Vice President, General Counsel and Interim Chief Financial Officer
(636) 530-8000

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share information)

	For the Quarters Ended December 31,		For the Years Ended December 31,	
	2017	2016	2017	2016
Revenues	$ 337,499	$ 321,802	$ 1,359,019	$ 1,221,920
Cost of revenues	273,309	250,560	1,074,207	968,756
Gross profit	64,190	71,242	284,812	253,164
Operating expenses	60,361	50,291	225,826	197,099
Goodwill impairment	—	—	45,390	—
Definite-lived intangible asset impairment	—	—	41,032	—
Gain on litigation settlement	—	(6,625)	—	(6,625)
Acquisition and divestiture expenses	410	637	2,923	2,696
Restructuring and related charges	7,375	624	12,814	9,168
Operating income (loss)	(3,956)	26,315	(43,173)	50,826
Other income (expense):				
Interest expense	(3,987)	(3,948)	(16,001)	(15,029)
Interest income	28	(31)	145	166
Other	(608)	489	(2,201)	(694)
Total other expense	(4,567)	(3,490)	(18,057)	(15,557)
Income (loss) before taxes on income	(8,523)	22,825	(61,230)	35,269
Taxes on income (loss)	3,861	4,696	5,005	6,109
Net income (loss)	(12,384)	18,129	(66,235)	29,160
Non-controlling interests (income) loss	(405)	(338)	(2,819)	328
Net income (loss) attributable to Aegion Corporation	$ (12,789)	$ 17,791	$ (69,054)	$ 29,488
Earnings (loss) per share attributable to Aegion Corporation:				
Basic	$ (0.39)	$ 0.52	$ (2.08)	$ 0.85
Diluted	$ (0.39)	$ 0.52	$ (2.08)	$ 0.84
Weighted average shares outstanding - Basic	32,520,311	33,929,070	33,150,949	34,713,937
Weighted average shares outstanding - Diluted	32,520,311	34,516,374	33,150,949	35,210,429

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended December 31, 2017

	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	Tax Cuts and Jobs Act (4)	As Adjusted (Non-GAAP)
Affected Line Items:						
Operating expenses	$ 60,361	$ (9,725)	$ —	$ —	$ —	$ 50,636
Acquisition and divestiture expenses	410	—	—	(410)	—	—
Restructuring and related charges	7,375	(7,375)	—	—	—	—
Operating income (loss)	(3,956)	17,100	—	410	—	13,554
Other income (expense):						
Other	(608)	—	—	161	—	(447)
Income (loss) before taxes on income	(8,523)	17,100	—	571	—	9,148
Taxes on income (loss)	3,861	2,012	(1,408)	160	(2,426)	2,199
Net income (loss)	(12,384)	15,088	1,408	411	2,426	6,949
Net income (loss) attributable to Aegion Corporation	(12,789)	15,088	1,408	411	2,426	6,544
Diluted earnings (loss) per share:						
Net income (loss) attributable to Aegion Corporation	$ (0.39)	$ 0.45	$ 0.05	$ 0.01	$ 0.08	$ 0.20

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for operating expenses of $9,725 primarily related to wind-down and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $7,375 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs. The vast majority of restructuring charges relate to the 2017 Restructuring.

(2) Includes non-GAAP adjustments related to income tax charges during the quarter for changes in certain valuation allowances.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's planned divestiture of Bayou.

(4) Includes non-GAAP adjustments related to additional income tax charges incurred as a result of the Tax Cuts and Jobs Act.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended December 31, 2016

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Litigation Settlement (3)	As Adjusted (Non-GAAP)
Affected Line Items:					
Cost of revenues	$ 250,560	$ (158)	$ —	$ —	$ 250,402
Gross profit	71,242	158	—	—	71,400
Operating expenses	50,291	(836)	—	—	49,455
Gain on litigation settlement	(6,625)	—	—	6,625	—
Acquisition-related expenses	637	—	(637)	—	—
Restructuring and related charges	624	(624)	—	—	—
Operating income	26,315	1,618	637	(6,625)	21,945
Income before taxes on income	22,825	1,618	637	(6,625)	18,455
Taxes on income	4,696	828	192	(2,643)	3,073
Net income	18,129	790	445	(3,982)	15,382
Net income attributable to Aegion Corporation	17,791	790	445	(3,982)	15,044
Diluted earnings per share:					
Net income attributable to Aegion Corporation	$ 0.52	$ 0.02	$ 0.01	$ (0.11)	$ 0.44

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $158 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $836 related to wind-down and other restructuring-related charges; and (iii) pre-tax restructuring and related charges of $624 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® system.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Year Ended December 31, 2017

	As Reported (GAAP)	Restructuring Charges (1)	Long-Lived Asset and Goodwill Impairments (2)	Acquisition/ Divestiture Related Expenses (3)	Tax Cuts and Jobs Act (4)	As Adjusted (Non-GAAP)
Affected Line Items:						
Cost of revenues	$ 1,074,207	$ (156)	$ —	$ —	$ —	$ 1,074,051
Gross profit	284,812	156	—	—	—	284,968
Operating expenses	225,826	(11,017)	—	—		214,809
Goodwill impairment	45,390	—	(45,390)	—	—	—
Definite-lived intangible asset impairment	41,032	—	(41,032)	—		—
Acquisition and divestiture expenses	2,923	—	—	(2,923)	—	—
Restructuring and related charges	12,814	(12,814)	—	—	—	—
Operating income (loss)	(43,173)	23,987	86,422	2,923	—	70,159
Other income (expense):						
Other	(2,201)	—	—	161	—	(2,040)
Income (loss) before taxes on income	(61,230)	23,987	86,422	3,084	—	52,263
Taxes on income (loss)	5,005	3,206	7,806	1,068	(2,426)	14,659
Net income (loss)	(66,235)	20,781	78,616	2,016	2,426	37,604
Net income (loss) attributable to Aegion Corporation	(69,054)	20,781	78,616	2,016	2,426	34,785
Diluted earnings (loss) per share:						
Net income (loss) attributable to Aegion Corporation	$ (2.08)	$ 0.62	$ 2.35	$ 0.06	$ 0.08	$ 1.03

____

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $156 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $11,017 primarily related to wind-down and other restructuring-related charges; and (ii) pre-tax restructuring and related charges of $12,814 related to employee severance, extension of benefits, employment assistance programs and early lease and contract termination costs. The vast majority of restructuring charges relate to the 2017 Restructuring.

(2) Includes non-GAAP adjustments related to pre-tax charges for: (i) goodwill impairment of $45,390 for the Fyfe reporting unit; and (ii) definite-lived intangible asset impairment of $41,032 for Fyfe North America.

(3) Includes non-GAAP adjustments primarily related to expenses incurred in connection with the Company's acquisition of Environmental Techniques and the Company's planned divestiture of Bayou.

(4) Includes non-GAAP adjustments related to additional income tax charges incurred as a result of the Tax Cuts and Jobs Act.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Year Ended December 31, 2016

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Litigation Settlement (3)	Reversal of Contingency Reserve (4)	As Adjusted (Non-GAAP)
Affected Line Items:						
Cost of revenues	$ 968,756	$ (333)	$ (3,572)	$ —	$ —	$ 964,851
Gross profit	253,164	333	3,572	—	—	257,069
Operating expenses	197,099	(6,179)	—	—	2,336	193,256
Gain on litigation settlement	(6,625)	—	—	6,625	—	—
Acquisition-related expenses	2,696	—	(2,696)	—	—	—
Restructuring and related charges	9,168	(9,168)	—	—	—	—
Operating income	50,826	15,680	6,268	(6,625)	(2,336)	63,813
Other income (expense):						
Other	(694)	248	—			(446)
Income before taxes on income	35,269	15,928	6,268	(6,625)	(2,336)	48,504
Taxes on income	6,109	5,701	1,902	(2,643)	(878)	10,191
Net income	29,160	10,227	4,366	(3,982)	(1,458)	38,313
Net income attributable to Aegion Corporation	29,488	10,227	4,366	(3,982)	(1,458)	38,641
Diluted earnings per share:						
Net income attributable to Aegion Corporation	$ 0.84	$ 0.29	$ 0.12	$ (0.11)	$ (0.04)	$ 1.10

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(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $333 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $6,179 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring and related charges of $9,168 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,696 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the year.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® system.

(4) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Segment Reporting

Infrastructure Solutions

(in thousands)	Quarter Ended December 31, 2017			Quarter Ended December 31, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 160,814	$ —	$ 160,814	$ 137,028	$ —	$ 137,028
Cost of revenues	126,794	—	126,794	104,832	(69)	104,763
Gross profit	34,020	—	34,020	32,196	69	32,265
Gross profit margin	21.2 %		21.2%	23.5%		23.5%
Operating expenses	30,271	(7,577)	22,694	22,129	(266)	21,863
Gain on litigation settlement	—	—	—	(6,625)	6,625	—
Acquisition and divestiture expenses	—	—	—	637	(637)	—
Restructuring and related charges	5,770	(5,770)	—	—	—	—
Operating income (loss)	(2,021)	13,347	11,326	16,055	(5,653)	10,402
Operating margin	(1.3)%		7.0%	11.7%		7.6%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) gain on litigation settlement; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

Corrosion Protection

(in thousands)	Quarter Ended December 31, 2017			Quarter Ended December 31, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 102,758	$ —	$ 102,758	$ 119,529	$ —	$ 119,529
Cost of revenues	81,181	—	81,181	88,936	(89)	88,847
Gross profit	21,577	—	21,577	30,593	89	30,682
Gross profit margin	21.0 %		21.0%	25.6%		25.7%
Operating expenses	22,918	(2,148)	20,770	20,599	(45)	20,554
Acquisition and divestiture expenses	410	(410)	—	—	—	—
Restructuring and related charges	1,605	(1,605)	—	559	(559)	—
Operating income (loss)	(3,356)	4,163	807	9,435	693	10,128
Operating margin	(3.3)%		0.8%	7.9%		8.5%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the planned disposal of the Bayou business.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services

(in thousands)	Quarter Ended December 31, 2017			Quarter Ended December 31, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)
Revenues	$ 73,927	$ —	$ 73,927	$ 65,245	$ —	$ 65,245
Cost of revenues	65,334	—	65,334	56,792	—	56,792
Gross profit	8,593	—	8,593	8,453	—	8,453
Gross profit margin	11.6%		11.6%	13.0%		13.0%
Operating expenses	7,172	—	7,172	7,563	(525)	7,038
Restructuring and related charges	—	—	—	65	(65)	—
Operating income	1,421	—	1,421	825	590	1,415
Operating margin	1.9%		1.9%	1.3%		2.2%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges.

Segment Reporting

Infrastructure Solutions

(in thousands)

	Year Ended December 31, 2017			Year Ended December 31, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 612,154	$ —	$ 612,154	$ 571,551	$ —	$ 571,551
Cost of revenues	471,331	(141)	471,190	429,870	(3,627)	426,243
Gross profit	140,823	141	140,964	141,681	3,627	145,308
Gross profit margin	23.0 %		23.0%	24.8%		25.4%
Operating expenses	106,397	(8,769)	97,628	89,477	(260)	89,217
Goodwill impairment	45,390	(45,390)	—	—	—	—
Definite-lived intangible asset impairment	41,032	(41,032)	—	—	—	—
Gain on litigation settlement	—		—	(6,625)	6,625	—
Acquisition and divestiture expenses	651	(651)	—	2,696	(2,696)	—
Restructuring and related charges	9,160	(9,160)	—	2,630	(2,630)	—
Operating income (loss)	(61,807)	105,143	43,336	53,503	2,588	56,091
Operating margin	(10.1)%		7.1%	9.4%		9.8%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; (ii) impairment charges to goodwill and definite-lived intangible assets related to the Fyfe reporting unit; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisition of Environmental Techniques.

(2) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; (iii) gain on litigation settlement; and (iv) acquisition expenses incurred primarily in connection with the Company's acquisition of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

Corrosion Protection

(in thousands)

	Year Ended December 31, 2017			Year Ended December 31, 2016		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 456,139	$ —	$ 456,139	$ 401,469	$ —	$ 401,469
Cost of revenues	347,899	(15)	347,884	318,200	(278)	317,922
Gross profit	108,240	15	108,255	83,269	278	83,547
Gross profit margin	23.7%		23.7%	20.7%		20.8%
Operating expenses	89,877	(2,248)	87,629	77,657	(483)	77,174
Acquisition and divestiture expenses	2,272	(2,272)	—	—	—	—
Restructuring and related charges	3,654	(3,654)	—	3,803	(3,803)	—
Operating income	12,437	8,189	20,626	1,809	4,564	6,373
Operating margin	2.7%		4.5%	0.5%		1.6%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with severance and benefit related costs, early lease and contract termination costs and other restructuring charges; and (ii) expenses incurred in connection with the planned disposal of the Bayou business.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

Energy Services

(in thousands)

	Year Ended December 31, 2017			Year Ended December 31, 2016		
	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)
Revenues	$ 290,726	$ —	$ 290,726	$ 248,900	$ —	$ 248,900
Cost of revenues	254,977	—	254,977	220,686	—	220,686
Gross profit	35,749	—	35,749	28,214	—	28,214
Gross profit margin	12.3%		12.3%	11.3 %		11.3%
Operating expenses	29,552	—	29,552	29,965	(3,100)	26,865
Restructuring and related charges	—	—	—	2,735	(2,735)	—
Operating income (loss)	6,197	—	6,197	(4,486)	5,835	1,349
Operating margin	2.1%		2.1%	(1.8)%		0.5%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)

	December 31, 2017	December 31, 2016
Assets		
Current assets		
Cash and cash equivalents	$ 105,717	$ 129,500
Restricted cash	1,839	4,892
Receivables, net of allowances of $5,775 and $6,098, respectively	201,570	186,016
Retainage	33,002	33,643
Costs and estimated earnings in excess of billings	75,371	62,401
Inventories	63,969	63,953
Prepaid expenses and other current assets	35,282	51,832
Assets held for sale	70,314	—
Total current assets	587,064	532,237
Property, plant & equipment, less accumulated depreciation	109,040	156,747
Other assets		
Goodwill	260,715	298,619
Identified intangible assets, less accumulated amortization	132,345	194,911
Deferred income tax assets	1,666	1,848
Other assets	16,269	9,220
Total other assets	410,995	504,598
Total Assets	$ 1,107,099	$ 1,193,582
Liabilities and Equity		
Current liabilities		
Accounts payable	$ 70,611	$ 63,058
Accrued expenses	92,011	85,010
Billings in excess of costs and estimated earnings	51,597	62,698
Current maturities of long-term debt	26,555	19,835
Liabilities held for sale	20,900	—
Total current liabilities	261,674	230,601
Long-term debt, less current maturities	318,240	350,785
Deferred income tax liabilities	9,211	23,339
Other non-current liabilities	12,918	12,674
Total liabilities	602,043	617,399
Equity		
Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding	—	—
Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 32,462,542 and 33,956,304, respectively	325	340
Additional paid-in capital	140,749	166,598
Retained earnings	386,008	455,062
Accumulated other comprehensive loss	(32,836)	(53,500)
Total stockholders' equity	494,246	568,500
Non-controlling interests	10,810	7,683
Total equity	505,056	576,183
Total Liabilities and Equity	$ 1,107,099	$ 1,193,582

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (in thousands)

	For the Years Ended December 31, 2017	2016
Cash flows from operating activities:		
Net income (loss)	$ (66,235)	$ 29,160
Adjustments to reconcile to net cash provided by operating activities:		
Depreciation and amortization	44,419	46,719
Gain on sale of fixed assets	(59)	(1,916)
Equity-based compensation expense	11,162	9,261
Deferred income taxes	(9,376)	1,772
Non-cash restructuring charges	10,080	300
Non-cash portion of litigation settlement	—	(3,000)
Goodwill impairment	45,390	—
Definite-lived intangible asset impairment	41,032	—
Loss on foreign currency transactions	2,152	911
Other	(1,562)	(1,044)
Changes in operating assets and liabilities (net of acquisitions):		
Restricted cash related to operating activities	1,258	2,055
Receivables net, retainage and costs and estimated earnings in excess of billings	(29,847)	52,774
Inventories	(1,926)	(2,569)
Prepaid expenses and other assets	8,732	16,759
Accounts payable and accrued expenses	18,803	(49,259)
Billings in excess of costs and estimated earnings	(5,924)	(27,761)
Other operating	(1,798)	(946)
Net cash provided by operating activities	66,301	73,216
Cash flows from investing activities:		
Capital expenditures	(30,830)	(38,760)
Proceeds from sale of fixed assets	707	3,310
Patent expenditures	(379)	(1,043)
Restricted cash related to investing activities	2,000	(1,086)
Purchase of Underground Solutions, Inc., net of cash acquired	—	(84,740)
Other acquisition activity, net of cash acquired	(9,045)	(11,567)
Sale of interest in Bayou Perma-Pipe Canada, Ltd., net of cash disposed	—	6,599
Net cash used in investing activities	(37,547)	(127,287)
Cash flows from financing activities:		
Proceeds from issuance of common stock upon stock option exercises, including tax effects	823	1,818
Repurchase of common stock	(37,849)	(44,454)
Investments from non-controlling interests	158	—
Distributions to non-controlling interests	(71)	(1,276)
Payment of contingent consideration	(500)	(500)
Proceeds from notes payable	639	—
Proceeds from line of credit, net	2,000	36,000
Principal payments on long-term debt	(21,647)	(17,500)
Net cash used in financing activities	(56,447)	(25,912)
Effect of exchange rate changes on cash	4,899	(2,213)
Net decrease in cash and cash equivalents for the year	(22,794)	(82,196)
Cash and cash equivalents, beginning of year	129,500	211,696
Cash and cash equivalents, end of year	106,706	129,500
Cash and cash equivalents associated with assets held for sale, end of year	(989)	—
Cash and cash equivalents, end of year	$ 105,717	$ 129,500